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                                                    [SHIP LOGO VANGUARD/(R)/]




VANGUARD TAX-MANAGED FUNDS/(R)/



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 24, 2009

Under "Description of the Trust," the following text replaces similar text under "Service Providers":

CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Tax-Managed Balanced Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Tax-Managed Capital Appreciation, Tax-Managed Growth and Income, Tax-Managed International, and Tax-Managed Small-Cap Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

























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Vanguard Marketing Corporation, Distributor.                      SAI087 062009